UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 6, 2012

Lehman Brothers Holdings Inc.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York	10020
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:
(646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In accordance with the Plan (as defined below), Lehman Brothers Holdings Inc. (“LBHI” and certain of its subsidiaries collectively, with LBHI, the “Debtors”) will enter into the Plan Trust Agreement to be effective as of March 6, 2012 (the “Effective Date”), described in Item 1.03 below creating and setting forth the terms and conditions that govern the Plan Trust described therein.

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On March 8, 2012, the Board of Directors of LBHI approved a form of indemnification agreement attached as Exhibit 10.1 hereto (the “Indemnification Agreement”) to provide for the indemnification of the directors (the “Indemnitees”) of LBHI, Lehman Commercial Paper Inc. (an LBHI subsidiary) and Lehman Brothers Special Financing Inc. (an LBHI subsidiary).

The rights of the Indemnitees under the Indemnification Agreement complement any rights the Indemnitees may already have under LBHI’s Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws or Delaware law.  The Indemnification Agreement requires LBHI to advance all expenses incurred by or on behalf of an Indemnitee in connection with any proceeding to which an Indemnitee is, or is threatened to be, made a party or a witness and to indemnify for certain expenses where wholly or partly successful, subject to certain exceptions.  In addition, the Indemnification Agreement establishes guidelines as to the defense and settlement of claims by the parties, the relevant burden of proof and the period of limitations.

The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 1.03.	Bankruptcy or Receivership.

Effective Date of Chapter 11 Plan

As previously disclosed, on September 15, 2008, and periodically thereafter, the Debtors commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Lehman Brothers Holdings Inc. et al., Case No. 08-13555).

On December 6, 2011, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (the “Plan”).  The Plan and the Confirmation Order were attached as Exhibit 2.1 and Exhibit 2.2, respectively, to LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011.  LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011 contains a summary of the Plan.

On the Effective Date, the Plan became effective and a notice of the Effective Date and initial Distribution Date (as defined in the Plan) of the Plan (the “Notice of Effective Date”) was filed with the Bankruptcy Court.  A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Conditions Precedent to Effective Date

The occurrence of the Effective Date was subject to satisfaction or waiver of the following conditions precedent with respect to each Debtor:

(a) The Confirmation Order, in form and substance acceptable to the Debtors and the Creditors’ Committee (as defined in the Plan) appointed in the Debtors’ chapter 11 cases, shall have been entered;

(b) All actions and all agreements, instruments or other documents necessary to implement the terms and provisions of the Plan are effected or executed and delivered, as applicable, in form and substance satisfactory to the Debtors;

(c) All authorizations, consents and regulatory approvals, if any, required by the Debtors in connection with the consummation of the Plan are obtained and not revoked; and

(d) The certificate of incorporation, by-laws and limited liability company agreements, as applicable, of the Debtors shall have been amended to the extent necessary to effectuate the Plan.

Each of the foregoing conditions to the effectiveness of the Plan was satisfied and the Effective Date occurred on March 6, 2012.

The Plan Trust

The Plan provides for the creation of the Lehman Brothers Holdings Inc. Plan Trust (the “Plan Trust”) that will have a term of three years, subject to extension for a term not to exceed nine years from the date of the Confirmation Order (subject to certain limited exceptions) with the approval of the Bankruptcy Court.

As of the Effective Date, all existing shares of common stock and preferred stock issued by LBHI were cancelled.  One new share (the “Plan Stock”) of LBHI’s common stock, which represents all issued and outstanding shares of capital stock of LBHI, was issued to the Plan Trust which holds such share for the benefit of such former common and preferred stockholders of LBHI.  As of the Effective Date, the Plan Stock comprised the sole asset of the Plan Trust.  The beneficial interests in the Plan Trust are un-certificated and non-transferable (except with respect to a transfer by will or under the laws of descent and distribution) (“Trust Interests”).  Holders of former shares of capital stock of LBHI did not receive or retain any property or interest in property on account of such shares other than the Trust Interests.  There is no change in the economic beneficial ownership of LBHI.  Since all creditors of LBHI must be satisfied in full before any distribution would be made to the Plan Trust, LBHI does not expect holders of Trust Interests to receive any distributions.  The Plan Trust is intended to qualify as a “liquidating trust” for federal income tax purposes.

The Plan Trust will be administered in accordance with the terms of a liquidating trust agreement (the “Trust Agreement”), to be effective as of the Effective Date.  The Plan Trust is established for the limited purpose of (i) holding the Plan Stock in accordance with the Plan and with no objective or authority to continue or engage in the conduct of a trade or business, (ii) aiding in the implementation of the Plan and (iii) receiving and distributing any proceeds with respect to the Plan Stock pursuant to the Plan, for the benefit of the holders of Trust Interests consistent with the relative priority and economic entitlements of LBHI’s capital stock immediately prior to September 15, 2008, the date LBHI filed for relief under chapter 11 of the Bankruptcy Code.

Pursuant to the Plan, the members of the Director Selection Committee, which was established pursuant to an order of the Bankruptcy Court dated December 2, 2011, to select the initial board of directors of LBHI, became the trustees of the Plan Trust.  Each of the Plan Trust trustees shall continue in such capacity until he or she ceases to be a Plan Trust trustee in accordance with the terms of the Trust Agreement. The trustees are Rutger Schimmelpenninck, not in his individual or personal capacity, but solely in his capacity as co-bankruptcy trustee (curatoren) for Lehman Brothers Treasury Co. B.V., Dr. Michael C. Frege, not in his individual or personal capacity, but solely in his capacity as insolvency administrator (Insolvenzverwalter) of Lehman Brothers Bankhaus AG, John Suckow, not in his individual or personal capacity, but solely in his capacity as the President of LBHI and designee of LBHI, Julie Becker of Wilmington Trust, N.A., and Noel P. Purcell of Mizuho Corporate Bank, Ltd., neither in her or his, respectively, individual or personal capacity, but solely in her or his, respectively, capacity as a co-chairperson and member of the unsecured creditors’ committee, C.F. “Terry” Wolfe, not in his individual or personal capacity, but solely in his capacity as a member and the designee of the group of creditors generally known in these cases as the Ad Hoc Group of Lehman Brothers Creditors (under the Plan) that are PSA Creditors, Justin Slatky, not in his individual or personal capacity, but solely in his capacity as the designee of the Opco Plan Proponents that are PSA Creditors, Joseph Izhakoff, not in his individual or personal capacity, but solely in his capacity as a designee of certain PSA Creditors, and Myron Kaplan, not in his individual or personal capacity, but solely in his capacity as a designee of certain PSA Creditors.

In accordance with the terms of the Trust Agreement, LBHI shall be responsible for and pay any and all actual, reasonable and necessary costs and expenses of the Plan Trust, including any claims of, or reimbursements to, the Plan Trust trustees, and actual, reasonable and necessary fees and expenses of the Plan Trust trustees and retained professionals.

The preceding is a summary of the material features of the Trust Agreement and qualified in its entirety by reference to the form of Trust Agreement.  A copy of the form of Trust Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011 and is incorporated herein by reference.

Distributions

Distributions from each Debtor will be made in accordance with the Plan.  After satisfying or reserving in full for secured, administrative, and priority claims, and the payment of Convenience Claims (as defined in the Plan) in accordance with the Plan, each Debtor will distribute its Available Cash  (as defined in the Plan) to unsecured creditors on a pro rata basis.  In some cases, portions of Distributions (as defined in the Plan) will be reallocated in accordance with a global settlement.  Distributions to classes of creditors are expected to commence on or about April 17, 2012.  Following the initial Distribution to creditors, Distributions will be made semi-annually on March 30 and September 30 of each year, subject to certain restrictions set forth in Section 8.3 of the Plan.

Assets and Liabilities of LBHI

The Amended Supplemental September 2011 Monthly Operating Report containing LBHI’s balance sheets as of September 30, 2011 is attached as Exhibit 99.2. Information regarding the assets and liabilities of LBHI is included in LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2011.

Additional Information and Press Release

On March 6, 2012, LBHI issued a press release announcing the Effective Date, the record date and the anticipated initial Distribution Date.  A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On March 6, 2012, LBHI filed a Form 15 with the Securities and Exchange Commission to terminate the registration of LBHI’s common stock and other equity securities.

The information provided in Items 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information provided in Items 1.03, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011, on the Effective Date, and as contemplated by the Plan, Michael L. Ainslie, John F. Akers, Roger S. Berlind, Thomas H. Cruikshank, Marsha Johnson Evans, Sir Christopher Gent, Roland A. Hernandez and John D. Macomber ceased to be directors of LBHI.  Frederick Arnold, Robert G. Gifford, Thomas A. Knott, Sean O. Mahoney, David Pauker, Ronald K. Tanemura and Owen D. Thomas were, pursuant to and on confirmation of the Plan, appointed directors of LBHI, effective as of the Effective Date.

Effective March 6, 2012, Bryan Marsal resigned as Chief Executive Officer and Chief Restructuring Officer of LBHI.  Mr. Marsal will serve as a senior advisor to LBHI.

On March 8, 2012, John Suckow was elected Chief Executive Officer and President of LBHI.  Mr. Suckow was previously elected to serve as President and Chief Operating Officer of LBHI on April 6, 2009.  Arrangements involving Mr. Suckow’s election and Mr. Suckow’s background were described in Item 5.02 of LBHI’s Current Report on Form 8-K dated April 7, 2009 and Exhibit 10.1 thereto, which are hereby incorporated by reference into this Current Report.

Committees of the LBHI Board of Directors

The Committees of the LBHI board of directors will consist of a Derivatives Committee, a Private Equity and Investments Committee, a Real Estate Committee, a Loans and Banks Committee, a Claims and Litigation Committee, a Non-Controlled Affiliates Committee, a Compensation Committee and a Finance Committee.

The following directors have been appointed to serve as members of the Derivatives Committee: Ronald K. Tanemura, David Pauker and Thomas A. Knott.

The following directors have been appointed to serve as members of the Private Equity and Investments Committee: Sean O. Mahoney and Thomas A. Knott.

The following directors have been appointed to serve as members of the Real Estate Committee: Robert G. Gifford and Owen D. Thomas.

The following directors have been appointed to serve as members of the Loans and Banks Committee: Thomas A. Knott, Frederick Arnold and Ronald K. Tanemura.

The following directors have been appointed to serve as members of the Claims and Litigation Committee: David Pauker, Sean O. Mahoney and Frederick Arnold.

The following directors have been appointed to serve as members of the Non-Controlled Affiliates Committee: David Pauker, Sean O. Mahoney, Frederick Arnold and Ronald K. Tanemura.

The following directors have been appointed to serve as members of the Compensation Committee: Sean O. Mahoney, Owen D. Thomas and Robert G. Gifford.

The following directors have been appointed to serve as members of the Finance Committee: Frederick Arnold, Owen D. Thomas and Ronald K. Tanemura.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

LBHI filed an Amended and Restated Certificate of Incorporation of LBHI with the Secretary of State of the State of Delaware as of March 6, 2012 to effect certain changes to the structure of LBHI as contemplated by the Plan.  LBHI also adopted Amended and Restated By-Laws of LBHI to implement changes to LBHI’s governance as contemplated by the Plan. Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of LBHI are attached as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to LBHI’s financial condition, results of operations, and business that is not historical information.  As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature.  The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,”  “would,” and “could,” often identify forward-looking statements.  LBHI believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and LBHI may not realize its expectations and its beliefs may not prove correct.  LBHI undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.  LBHI’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside

LBHI’s control.  Such factors include, without limitation, the potential adverse impact of the Chapter 11 Case on LBHI’s liquidity or results of operations.  The foregoing is not intended to be exhaustive.

LBHI’s informational filings with the Bankruptcy Court are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408.  Such informational filings may be available electronically, for a fee, through the Bankruptcy Court’s Internet world wide web site (www.nysb.uscourts.gov), and/or free of cost, at a world wide web site maintained by LBHI’s Bankruptcy Court-approved noticing agent (www.lehman-docket.com).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 3.1	Amended and Restated Articles of Incorporation of Lehman Brothers Holdings Inc.
Exhibit 3.2	Amended and Restated By-Laws of Lehman Brothers Holdings Inc.
Exhibit 10.1	Form of Indemnification Agreement
Exhibit 99.1	Notice of Effective Date and Distribution Date
Exhibit 99.2
Lehman Brothers Holdings Inc. –Amendment, filed with the Bankruptcy Court on December 27, 2011 to the Supplemental Monthly Operating Report filed with the Bankruptcy Court on December 23, 2011 (incorporated by reference to LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2011)

Exhibit 99.3	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: March 12, 2012	By:	/s/ William J. Fox
		Name:	William J. Fox
		Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit 3.1	Amended and Restated Articles of Incorporation of Lehman Brothers Holdings Inc.
Exhibit 3.2	Amended and Restated By-Laws of Lehman Brothers Holdings Inc.
Exhibit 10.1	Form of Indemnification Agreement
Exhibit 99.1	Notice of Effective Date and Distribution Date
Exhibit 99.2
Lehman Brothers Holdings Inc. –Amendment, filed with the Bankruptcy Court on December 27, 2011 to the Supplemental Monthly Operating Report filed with the Bankruptcy Court on December 23, 2011 (incorporated by reference to LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2011)

Exhibit 99.3	Press Release